1
SENIOR TERM FACILITY B AGREEMENT
for
LESAKA TECHNOLOGIES PROPRIETARY

LIMITED
(as
Term/RCF

Borrower
)
provided by
THE PARTIES LISTED IN
ANNEXURE A
(as
Original Senior Term

Facility B Lenders
)
with
FIRSTRAND BANK LIMITED
(acting through its Rand Merchant Bank division)
(as Facility Agent )
This Agreement is entered into subject to the terms of a Common Terms Agreement dated on or about the date of this Agreement
Exhibit 10.48

i
TABLE

OF CONTENTS
1
PARTIES

................................

................................

................................

...................... 1
2
INTERPRETATION

................................

................................

................................

.....

1
3
THE FACILITY

................................

................................

................................

............ 5
4
PURPOSE

................................

................................

................................

..................... 5
5
CONDITIONS OF UTILISATION

................................

................................

................ 5
6
UTILISATION AND DISBURSEMENT

................................

................................

........ 6
7
REPAYMENT
................................

................................

................................

............... 8
8
PREPAYMENT

AND CANCELLATION

................................

................................

...... 8
9
INTEREST

................................

................................

................................

................... 9
10
INTEREST PERIODS

................................

................................

................................

.

10
11
DEFAULT

................................

................................

................................

.................. 11
12
NOTICES AND DOMICILIUM

................................

................................

.................. 11
13
GENERAL

................................

................................

................................

.................. 12
14
GOVERNING LAW

................................

................................

................................

.... 14
15
JURISDICTION

................................

................................

................................

.......... 14
ANNEXURES
ANNEXURE
A
- ORIGINAL SENIOR TERM FACILITY B LENDERS
ANNEXURE B
- FORM OF UTILISATION REQUEST

1

PARTIES
1.1
The Parties to this Agreement are –
1.1.1
Lesaka

Technologies

Proprietary

Limited,

registration

number

2002/031446/07,

as
borrower (the Term/RCF Borrower );
1.1.2
the parties

listed in
Annexure A

(the
Original Senior

Term Facility B Lenders
); and

1.1.3
FirstRand Bank

Limited (acting through

its Rand

Merchant Bank

division) as

agent
of the Senior Term Facility Lenders (the Facility Agent ).
1.2
The Parties agree as set out below.
2
INTERPRETATION
2.1
Definitions
In this

Agreement, unless

the context

indicates a

contrary intention,

the following

words
and

expressions

bear

the

meanings

assigned

to

them

and

cognate

expressions

bear
corresponding meanings –
2.1.1
Applicable Margin
means, in relation

to a Senior

Term Facility B Loan or

an Unpaid
Sum -
2.1.1.1
in

relation

to

the

first

Senior

Term

Facility

B

Loan

for

the

first

Interest
Period,

3.15%; and
2.1.1.2
thereafter, in

respect of each Interest

Period, if the

Net Debt to EBITDA

Ratio
in

respect

of

the

Measurement

Period

(the
Relevant

Measurement

Period
)
immediately

preceding

such

Interest

Period

is

within

the

range

as

set

out

in
column 1

below,

then the

Applicable Margin

for that

Senior Term

Facility B
Loan will be the percentage set out opposite that range in column 2 below -

Net Debt to EBITDA Ratio

[Column 1]
Applicable Margin
[Column 2]
Greater than or equal to 2.5 times

3.15%

Less than 2.5 times

2.40%

provided that -

2.1.1.2.1
any increase

or decrease

in the

Applicable Margin

for that

Senior Term
Facility B

Loan shall take

effect on

the date

which is the

first day of

the
Interest Period

immediately succeeding

the

Interest Period

in

which the
Compliance Certificate

for the Relevant

Measurement Period

is delivered;
and
2.1.1.2.2
if the Term/RCF Borrower

fails to

deliver a

Compliance Certificate

for the
Relevant

Measurement

Period,

the

Applicable

Margin

for

the

relevant
Interest Period shall be 3.15% plus the amount in clause
2.1.1.3;

and

2.1.1.3
with effect

from the date

of occurrence of

an Event of

Default and for

so long
as it is

continuing, the Applicable Margin

shall be the Applicable

Margin as at
the date of the occurrence of that Event of Default plus 2.00%;
2.1.2
Availability

Period
means, in

relation to

the Senior

Term

Facility B

Commitment,
the period from

(and including)

the Closing Date

to (and including)

the date falling

30
days after the Closing Date;

2.1.3
Available

Commitment
means

the

"
Available

Commitment
"

(as

defined

in

the
Common

Terms

Agreement)

of

a

Senior

Term

Facility

B

Lender

in

respect

of

the
Senior Term Facility B;
2.1.4
Available

Facility
means

the

aggregate,

from

time

to

time,

of

the

Available
Commitment of each Senior Term Facility B Lender;
2.1.5
Break

Costs
means

the

amount

(if

any)

determined

by

a

Senior

Term

Facility

B
Lender by which -
2.1.5.1
the interest (excluding the Applicable Margin) which that Senior Term

Facility
B

Lender

should

have

received

for

the

period

from

the

date

of

receipt

of

an
amount repaid

or prepaid

in respect

of any

part of

its participation in

a Senior
Term Facility B

Loan or

Unpaid Sum

to the

last day

of the

current Interest

Period
for that Senior Term Facility B Loan or Unpaid Sum, if the principal amount of that Senior Term Facility B Loan or Unpaid Sum received had been paid on the
last day of that Interest Period;
exceeds -
2.1.5.2
the amount which

that Senior Term

Facility B Lender

would be able

to obtain
by placing an amount

equal to the principal

amount of that Senior

Term Facility
B

Loan

or

Unpaid

Sum

received

by

it

on

deposit

with

a

leading

bank

in

the
Johannesburg

interbank

market

for

a

period

starting

on

the

Business

Day
following receipt or recovery

and ending on the

last day of

the current Interest
Period;
2.1.6
Break

Gains
means

the

amount

(if

any)

determined

by

the

relevant

Senior

Term
Facility B Lender

by which the

amount of interest

contemplated in clause
2.1.5.2

of
the definition of Break Costs exceeds that in clause
2.1.5.1

of that definition;
2.1.7
Common Terms

Agreement
means the written agreement entitled " Common Terms
Agreement
",

dated

on

or

about

the

Signature

Date,

between,

amongst

others,

the
Term/RCF Borrower

(as borrower), the Original Senior Term

Facility B Lenders

(as
lenders), the

Facility Agent

and Bowwood

and Main

No 408

(RF) Proprietary

Limited
(as debt guarantor);
2.1.8
Final Maturity Date
means 28 February 2029;

2.1.9
Interest Payment Date

means -

2.1.9.1
the last day of March, June, September and December of any year; and
2.1.9.2
the Final Maturity Date,
with the first Interest Payment Date being 30 June 2025;
2.1.10
Interest Period

means -
2.1.10.1
in

relation

to

a

Senior

Term

Facility

B

Loan,

each

period

determined

in
accordance with clause
10.1

(
Duration of Interest Periods
); and
2.1.10.2
in relation

to an

Unpaid Sum

relating to

a Senior

Term

Facility B

Loan, each
period determined in accordance with clause
10.2

(
Interest Periods for Unpaid
Sums
)
;

2.1.11
Party means a party to this Agreement;
2.1.12
Senior Term Facility B
means the

term loan facility

made available

to the Term/RCF
Borrower under this Agreement;
2.1.13
Signature Date
means the date

on which, once

this Agreement has

been signed by

all
the Parties, it is signed by the last Party to do so;
2.1.14
Unpaid Sum means an " Unpaid Sum
" as defined in

the Common Terms

Agreement
in respect of the Senior Term Facility B; and
2.1.15
Utilisation Request
means a

notice substantially

in the

form set

out in
Annexure B
( Form of Utilisation Request ).
2.2
Construction
2.2.1
Terms

and expressions

defined in

the Common

Terms

Agreement, unless

expressly
defined in this Agreement, have the same meaning in this Agreement.
2.2.2
The

provisions

of

clauses

2.3

(
Construction
)

and

2.4

(
Third

party

rights
)

of

the
Common Terms

Agreement are incorporated by reference in this

Agreement
mutatis
mutandis

on the basis that references therein to -

2.2.2.1
the

Common

Terms

Agreement

are

to

be

construed

as

references

to

this
Agreement; and

2.2.2.2
the Parties are to be construed as the Parties to this Agreement.
2.2.3
This

Agreement and

the

rights and

obligations of

the Parties

under this

Agreement
shall

in

all

respects

be

subject

to

the

terms

and

conditions

of

the

Common

Terms
Agreement and in the event of any conflict between the provisions of this Agreement
and

the

provisions

of

the

Common

Terms

Agreement,

the

provisions

of

this
Agreement shall prevail.
2.2.4
If any amount paid to a Senior Term

Facility B Lender under a Finance Document is
capable of being

avoided or otherwise

set aside on

the liquidation or

administration of
the

payer

or

otherwise,

then

that

amount

will

not

be

considered

to

have

been
irrevocably discharged for the purposes of this Agreement.

2.3
Facility Agent
Unless

inconsistent

with

the

context

or

a

contrary

indication

appears,

references

to

the
Facility

Agent's

written

consent,

approval

of

or

any

other

similar

action,

decision

or
determination in this Agreement shall be to the Facility Agent acting on the instructions of the applicable

Senior Term Facility

B Lenders

in accordance

with the

terms of

the applicable
Finance Documents.
3
THE FACILITY
3.1
The Committed Senior Term Facility B
Subject to

the terms

of this

Agreement and

the Common

Terms Agreement, the

Senior Term
Facility B

Lenders

make available

to the

Term/RCF

Borrower a

Rand-denominated term
loan facility in an aggregate amount equal to the Senior Term Facility B Commitment.
3.2
Designation
This Agreement is a Senior

Facility Agreement and the Senior

Term Facility B Agreement.
4
PURPOSE
4.1
The Term/RCF Borrower

shall apply

all amounts

borrowed by

it under

Senior Term Facility
B only in or towards the purpose set out in clause 4.1.1.2

(
Purpose ) of the Common Terms
Agreement

(including

refinancing

the

Existing

Group

Indebtedness

and

refinancing

the
amounts payable in terms of the Acquisition GBF), and for no other purpose whatsoever.
4.2
No Finance Party is

bound to monitor or verify

the application of the

Utilisation of Senior
Term Facility B or will be responsible for, or for the consequences of, such application.
5
CONDITIONS OF UTILISATION
5.1
Conditions precedent
The Term/RCF Borrower may not deliver a Utilisation Request to the Facility Agent under this Senior Term

Facility B Agreement

(and no Senior

Term

Facility B Lender

shall have
any obligation

to advance a

Senior Term

Facility B

Loan or to

provide any

other form of
credit or financial accommodation under this Agreement to any person) unless the Facility
Agent has issued the

notice contemplated by clause 5.1

(
Initial conditions precedent ) of the
Common Terms Agreement.

5.2
Further conditions precedent
Subject to

the Common

Terms

Agreement and

this Agreement,

a Senior

Term

Facility B
Lender

will

only

be

obliged

to

participate

in

a

Senior

Term

Facility

B

Loan

if

the
requirements

of

clause

5.2

(
Further

conditions

precedent
)

of

the

Common

Terms
Agreement have been met.
5.3
Maximum number of Loans
The Term/RCF Borrower may only make one Utilisation under Senior Term Facility B.
6
UTILISATION AND DISBURSEMENT
6.1
Delivery of a Utilisation Request
6.1.1
The

Term/RCF

Borrower

may

utilise

the

Senior

Term

Facility

B

during

the
Availability

Period by delivery

to the Facility

Agent of a

duly completed Utilisation
Request.
6.1.2
Unless the Facility Agent

otherwise agrees, the latest time

for receipt by the

Facility
Agent

of

a

Utilisation

Request

is

12h00

5

Business

Days

before

the

proposed
Utilisation Date applicable to that Senior Term Facility B Loan.
6.1.3
The Utilisation Request is irrevocable.
6.2
Completion of a Utilisation Request
6.2.1
The Utilisation Request will not be regarded as having been duly completed unless -
6.2.1.1
the proposed Utilisation Date is a Business Day within the Availability Period;
6.2.1.2
it identifies the purpose for which the Utilisation is to be applied;
6.2.1.3
the

currency and

amount of

the

Utilisation comply

with

clause
6.3

(
Currency
and amount
) below; and
6.2.1.4
it specifies

a bank

account in

South Africa

to which

the Term/RCF

Borrower
requires the proceeds of that Senior Term Facility B Loan to be made to it to be
credited.
6.2.2
Only one Senior Term Facility B Loan may be requested in the Utilisation Request.

6.3
Currency and amount
6.3.1
The currency specified in the Utilisation Request must be Rand.
6.3.2
The amount of the proposed Senior Term Facility B Loan -

6.3.2.1
must not be more than

the Available Facility.
6.4
Disbursement
6.4.1
If the conditions set

out in this Agreement and

the Common Terms

Agreement have
been

met,

each

Senior

Term

Facility

B

Lender

must

advance

and

lend

to

the
Term/RCF

Borrower, which shall

borrow from such Senior Term

Facility B Lender,
that Senior Term Facility

B Lender's participation

in that Senior

Term Facility B Loan
on the Utilisation Date. A Senior Term Facility B Lender must make its participation in

a Senior

Term

Facility B

Loan available

to the

Facility Agent

by the

Utilisation
Date applicable

to the Senior

Term Facility B Loan

for disbursement

to the Term/RCF
Borrower.
6.4.2
The amount of

each Senior Term

Facility B

Lender's participation in

a Senior

Term
Facility B

Loan will

be equal

to the

proportion borne by

its Available

Commitment
(if

any)

to

the

Available

Facility

immediately

prior

to

making

that

Senior

Term
Facility B Loan.
6.4.3
The Facility Agent shall notify each Senior Term

Facility B Lender of the amount of
that Senior

Term

Facility B

Loan and

the amount

of its

participation in

that Senior
Term Facility B Loan.
6.4.4
No Senior Term

Facility B Lender is obliged to participate in

a Senior Term

Facility
B Loan if, as a result -
6.4.4.1
its

share

in

that

Senior

Term

Facility

B

Loan

would

exceed

its

Available
Commitment applicable to Senior Term Facility B; or
6.4.4.2
that Senior Term Facility B Loan would exceed the Available Facility.
6.5
Automatic cancellation of Commitments

The Senior Term Facility B Commitments which,

at that time, are unutilised,

and in respect
of

which

no

Utilisation

Request

has

been

delivered,

shall

be

automatically

cancelled

at
11h00 on the last day of the Availability Period.
7
REPAYMENT
7.1
The

Term/RCF

Borrower

shall

repay

the

Senior

Term

Facility

Loans

on

the

dates
(
Repayment

Date
)

and

in

the

amounts

(
Repayment

Instalment
)

set

out

opposite

that
Repayment Date below -

Repayment Date Repayment Instalment
1. 28 February 2026 R150,000,000
2. 28 February 2027 R200,000,000
3. 28 February 2028 R300,000,000
4. 28 February 2029 R350,000,000
7.2
Any amount which

remains outstanding under

Senior Term Facility B

on the Final

Maturity
Date shall be repaid in full on that date.
7.3
No amount

of the

Senior Term Facility

B Loans

repaid under

this clause
7

(
Repayment
)

may
be re- borrowed.
8
PREPAYMENT

AND CANCELLATION
8.1
Voluntary cancellation
8.1.1
The Term/RCF Borrower

may cancel

the undrawn

amount of

the Senior

Term Facility
B

Commitments in

accordance

with

the

requirements (and

subject

to

the

terms)

of
clause 8.6 ( Voluntary cancellation ) of the Common Terms Agreement.
8.1.2
No

amount

of

the

Senior Term

Facility

B

Commitments cancelled

pursuant to

this
clause
8.1

(
Voluntary cancellation
)

may be reinstated.
8.2
Voluntary prepayment
8.2.1
The Term/RCF

Borrower may make

voluntary prepayments in

respect of the

Senior
Term

Facility

B

Loans

made

to

it,

in

whole

or

in

part,

in

accordance

with

the
requirements (and subject

to the

terms) of

clause 8.5

(
Voluntary

prepayment
) of

the
Common Terms Agreement.

8.2.2
No amount

of the

Senior Term

Facility B

Loans prepaid

pursuant to

this clause
8.2
(
Voluntary

prepayment
) may be re-borrowed.
8.3
Mandatory prepayment and prepayment offers
The Term/RCF Borrower shall be obliged to make

mandatory prepayments and/or offers

to
make

prepayments (as

applicable) in

respect

of

the

Senior Term

Facility B

Loans

to

the
Senior

Term

Facility B

Lenders

in

accordance with

the

requirements (and

subject

to

the
terms) of

clauses 8

(
Prepayment and

Cancellation
), 9 (
Prepayment Offers

and Priorities
)
and 22.4 ( Cure Amounts - mandatory prepayment ) of the Common Terms Agreement.
9
INTEREST
9.1
Calculation of interest
The rate

of interest

on each

Senior Term

Facility B

Loan (and any

Unpaid Sum) for

each
relevant Interest Period is the percentage rate per annum which is the aggregate of –
9.1.1
the Applicable Margin; and
9.1.2
the Base Rate.
9.2
Payment of interest
The Term/RCF

Borrower shall pay

all accrued interest

on a

Senior Term

Facility B Loan
made to

it on

each Interest

Payment Date,

in accordance

with the

requirements of

clause
31 ( Payment Mechanics ) of the Common Terms Agreement.
9.3
Interest on overdue amounts
9.3.1
Any

interest

accruing

on

an

Unpaid

Sum

shall

be

immediately

payable

by

the
Term/RCF Borrower on demand by the Facility Agent.
9.3.2
Default interest (if unpaid) arising on any Unpaid Sum will be compounded with that
Unpaid Sum on the last day

of each calendar month, but

will remain immediately due
and payable.

9.4
Notification of rates of interest
Without prejudice to the obligation of the Term/RCF Borrower to pay interest calculated at any applicable rate under this

clause
9

(
Interest
)
, the Facility Agent shall

notify the Senior
Term Facility B Lenders

and the Term/RCF Borrower, as soon as reasonably practicable -
9.4.1
of the determination of a rate of interest under this Agreement; and
9.4.2
when

interest

commences

to

accrue

at

the

rate

calculated

by

reference

to

the
Applicable Margin specified in clause
2.1.1.3.
10
INTEREST PERIODS
10.1
Duration of Interest Periods
Each Senior Term Facility B Loan has successive Interest Periods -
10.1.1
commencing on

(and including)

the

Utilisation Date

(in respect

of the

first

Interest
Period for

that Senior

Term

Facility B

Loan) or

commencing on

(and including)

an
Interest Payment Date; and
10.1.2
ending on (but excluding) the next Interest Payment Date.
10.2
Interest Periods for Unpaid Sums
10.2.1
Interest accruing

on an

Unpaid Sum

shall be

calculated as

if that

Unpaid Sum,

had
during the

period of

non-payment, constituted a

Loan under

Senior Term

Facility B
for successive Interest Periods, each of a duration selected by the Facility Agent. For this purpose, the Facility Agent may -
10.2.1.1
select successive Interest Periods of any duration of up to three months;

and
10.2.1.2
determine the appropriate Quotation Day for that Interest Period.
10.2.2
If

any

Unpaid Sum

consists of

all or

part

of a

Senior Term

Facility B

Loan which
became due on a day

which was not the last day

of an Interest Period relating to that
Senior Term Facility B Loan, the first Interest Period for that Unpaid Sum shall have a duration equal to the unexpired portion of

the current Interest Period relating to that
Senior Term Facility B Loan.

10.3
No overrunning the Final Maturity Date
If an Interest Period for a Senior Term Facility B Loan would otherwise extend beyond the
Final Maturity

Date, it

will be

shortened so

that it

ends on

the Final

Maturity Date.

This
clause
10.3

(
No

overrunning the

Final

Maturity

Date
)

does

not

apply

to

Interest Periods
selected under clause
10.2

(
Interest Periods

for Unpaid Sums
)

above in respect

of Unpaid
Sums which remain outstanding on the Final Maturity Date.
10.4
Non-Business Days
If an Interest

Period would

otherwise end on

a day which

is not a

Business Day, that Interest
Period will

instead end

on the

next Business

Day in

the same

calendar month

(if there

is
one) or the preceding Business Day (if there is not).
11
DEFAULT
If an Event of Default occurs, and for so long as it is continuing, the Facility Agent may enforce
any of the

rights and remedies

provided for in

clause 24.17 (
Acceleration
) of the

Common Terms
Agreement.
12
NOTICES AND DOMICILIUM
12.1
The Parties select as their respective domicilia citandi et executandi the physical addresses
contemplated

in

clause

34.2

(
Addresses
)

of

the

Common

Terms

Agreement,

and

for

the
purposes of giving

or sending any

notice provided for

or required under

this Agreement, the
said physical addresses as well as the email addresses contained therein.
12.2
The provisions

of clause 34

(
Notices
) of

the Common Terms

Agreement are incorporated
by reference herein, mutatis mutandis
, as if repeated herein in full in this

Agreement on the
basis that references therein to -
12.2.1
Finance

Documents

and/or

the

Common

Terms

Agreement

shall

be

construed

as
references to this Agreement; and
12.2.2
Parties shall be construed as references to the Parties to this Agreement.

13
GENERAL
13.1
Further Assurances
The Term/RCF

Borrower must perform,

or procure the

performance, of all

further things,
and execute and deliver (or

procure the execution and delivery)

of all further documents,

as
may be required by any applicable law or regulation or as may be necessary or desirable to implement or give effect to this Agreement and the transactions contemplated therein.
13.2
Sole Agreement
13.2.1
This Agreement

constitutes the

sole record

of the

agreement between

the Parties

in
regard to the subject matter hereof.
13.2.2
This Agreement supersedes and replaces

any and all agreements

between the Parties
(and other

persons, as may

be applicable) and

undertakings given to

or on

behalf of
the Parties (and other persons, as

may be applicable) in relation to

the subject matter
hereof.
13.3
No implied terms
No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded in this Agreement.
13.4
Variations to be in Writing
No

addition

to

or

variation,

deletion,

or

agreed

cancellation

of

all

or

any

clauses

or
provisions of this Agreement will be of

any force or effect unless in

writing and signed by
the Parties.
13.5
Costs and Expenses
The Term/RCF

Borrower shall

pay to

the Facility

Agent (for

the account

of the

relevant
Finance Party)

the amount

of all

costs and

expenses (including

legal fees

on the

scale as
between attorney

and own

client, whether

incurred before

or after

judgment) incurred

by
any Finance Party in connection

with the enforcement of, or

the preservation of any rights
under, this Agreement.

13.6
Partial Invalidity
If, at any

time, any

provision of

this Agreement

is or becomes

illegal, invalid,

unenforceable
or inoperable in any respect under any law of any jurisdiction,

neither the legality, validity,
enforceability

or

operation

of

the

remaining

provisions

nor

the

legality,

validity,
enforceability or operation of such provision under the law of any other jurisdiction will in any

way

be

affected

or

impaired.

The

term
inoperable

in

this

clause
13.6

(
Partial
Invalidity
)

shall

include,

without

limitation,

inoperable

by

way

of

suspension

or
cancellation.
13.7
Rights and remedies
13.7.1
No failure to

exercise, nor any delay

in exercising, on the

part of any

Finance Party,
any

right

or

remedy under

this

Agreement

shall

operate as

a

waiver,

nor

shall any
single or partial exercise of any right or remedy prevent any further or other exercise or the exercise

of any other

right or remedy.

The rights and remedies

of the Finance
Parties under this Agreement -
13.7.1.1
are cumulative and not exclusive of its rights under the general law;
13.7.1.2
may be exercised as often as the Finance Party requires; and
13.7.1.3
may be waived only in writing and specifically.
13.7.2
Delay in the exercise or non-exercise of any right is not a waiver of that right.
13.8
Extensions and waivers
No latitude, extension

of time or

other indulgence which

may be given

or allowed by

any
Party to any other

Party in respect of the

performance of any obligation or

enforcement of
any right under this Agreement, and no single or partial exercise of any right by any Party, shall be

construed to

be an

implied consent

by such

Party or

operate as

a waiver

or a

novation
of, or otherwise affect any

of that Party’s rights under or

in connection with this

Agreement
or

estop

such

Party

from

enforcing,

at

any

time

and

without

notice,

strict

and

punctual
compliance with each and every provision or term of this Agreement.
13.9
Renunciation of benefits
The Term/RCF

Borrower renounces, to the extent permitted

under any applicable law,

the
benefits of

each of

the legal

exceptions of

excussion, division,

revision of

accounts, no

value

received,
errore

calculi
, non causa debiti , non numeratae pecuniae
and cession of

action,
and declares that it understands the meaning of

each such legal exception and the effect

of
such renunciation.
13.10
Independent advice
The Term/RCF

Borrower acknowledges

that it

has been

free to

secure independent

legal
and other advice

as to the

nature and effect

of all of

the provisions of

this Agreement and
that

it

has

either

taken

such

independent

legal

and

other

advice

or

dispensed

with

the
necessity

of

doing

so.

Further,

the

Term/RCF

Borrower

acknowledges

that

all

of

the
provisions of

this Agreement

and the

restrictions therein

contained are

part of

the overall
intention of the Parties in connection with this Agreement.
13.11
Counterparts
This Agreement

may be

executed in

any number

of counterparts,

and this

has the

same effect
as if the signatures on the counterparts were on a single copy of this Agreement.
14
GOVERNING LAW
This Agreement

and any

non-contractual obligations

arising out

of or

in connection

with it

are
governed by South African law.
15
JURISDICTION
15.1
The Parties

hereby irrevocably

and unconditionally

consent to

the non-exclusive

jurisdiction
of the

High Court of

South Africa (Gauteng

Division,

Johannesburg) (or

any successor to
that

division)

in

regard

to

all

matters

arising

from

this

Agreement

(including

a

dispute
relating to

the existence, validity

or termination of

this Agreement or

any non-contractual
obligation arising out of or in connection with this Agreement) (a Dispute ).
15.2
The Parties

agree that

the courts

of South

Africa are

the most

appropriate and convenient
court to settle Disputes. The Parties

agree not to argue to

the contrary and waive objection
to this court

on the grounds of

inconvenient forum or otherwise

in relation to

proceedings
in connection with this Agreement.
15.3
This clause
15

(
Jurisdiction
)

is for

the benefit

of the

Finance Parties

only.

As a result,

no
Finance Party shall be prevented from

taking proceedings relating to a Dispute

in any other
court with jurisdiction. To

the extent allowed by law,

a Finance Party may take concurrent
proceedings in any number of jurisdictions.

1
ANNEXURE

A

- ORIGINAL SENIOR TERM FACILITY B LENDERS
Name of Original Senior Term Facility B
Lenders
Jurisdiction of
Incorporation
Registration number
1.
FirstRand

Bank

Limited,

acting

through

its
Rand Merchant Bank division
South Africa 1929/001225/06
2.
Investec

Bank

Limited,

acting

through

its
Investment

Banking

Division:

Corporate
Solutions
South Africa 1969/004763/06

1
ANNEXURE

B

- FORM OF UTILISATION REQUEST
To:

FIRSTRAND BANK LIMITED (acting through its Rand Merchant Bank division) (as
Facility Agent)
From: LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Date: ________________
Dear Sirs,
LESAKA TECHNOLOGIES PROPRIETARY LIMITED
Senior Term Facility B Agreement, dated [●] ( the Agreement)
1
We refer to the

Agreement. This

is the

Utilisation Request.

Terms defined in

the Agreement

have
the same meaning in this Utilisation

Request unless given a different meaning in

this Utilisation
Request.
2
We wish to borrow the Senior Term

Facility B Loan on the following terms:
Proposed Utilisation Date:

[
●
] (or,

if that

is not

a Business

Day,

the next

Business
Day);
Amount:

R[
● ] or, if less, the Available Facility;
Purpose:

[The purpose stipulated in clause
4.1

of the Agreement.]
3
We

confirm that

each

condition

specified in

clause
5.2

(
Further conditions

precedent
)

of

the
Agreement read together with clause 5.2 ( Further conditions precedent ) of the Common Terms
Agreement is satisfied on the date of this Utilisation Request.
4
The proceeds of this Senior Term Facility B Loan must be credited to [account].
5
This Utilisation Request is irrevocable.

2
Yours

faithfully,
…………………………………

authorised signatory for
LESAKA TECHNOLOGIES PROPRIETARY LIMITED

1
SIGNATURE PAGES
Signed at

on

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)

(as
Facility Agent )
/s/ Kedy Mazibuko
Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni
Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory

2
Signed at Sandton

on 27 February

2025

for
FIRSTRAND BANK LIMITED (ACTING
THROUGH ITS RAND MERCHANT
BANK DIVISION)

(as
Original Senior
Term

Facility B Lender
)
/s/ Kedy Mazibuko
Signature
Kedy Mazibuko
Name of Signatory
Authorised
Designation of Signatory
/s/ Eric Mphohoni
Signature
Eric Mphohoni
Name of Signatory
Authorised Signatory
Designation of Signatory

3
Signed at Sandton

on 27 February

2025

for
INVESTEC BANK LIMITED, ACTING
THROUGH ITS INVESTMENT
BANKING DIVISION: CORPORATE
SOLUTIONS (as Original Senior Term
Facility B Lender )
/s/ Kerry Caldwell
Signature
Kerry Caldwell
Name of Signatory
Authorised signatory
Designation of Signatory
/s/ Sean Rule
Signature
Sean Rule
Name of Signatory
Authorised signatory
Designation of Signatory

4
Signed at CAPE TOWN

on 27 February

2025

for
LESAKA TECHNOLOGIES
PROPRIETARY LIMITED (as Term/RCF
Borrower )
/s/ Naeem Ebrahim Kola
Signature
Naeem Ebrahim Kola
Name of Signatory
GCOO
Designation of Signatory